INSTITUTIONAL MONEY MARKET FUND

                                   A SERIES OF

                         PIPER INSTITUTIONAL FUNDS INC.

                      Supplement dated January 29, 1996 to
                        Prospectus dated November 1, 1995


The minimum initial investment amount and involuntary redemption provisions for the Institutional Money Market Fund are hereby revised as follows:

         The minimum initial investment for Institutional Money Market Fund is $500,000. The Distributor may waive this minimum initial investment for clients of Piper Trust Company. There is no minimum for subsequent investments. Institutional Money Market Fund reserves the right to redeem a shareholder account at any time the net asset value of the account falls below $500,000 as the result of a redemption or exchange request. Shareholders will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.